Exhibit 4.1

Mastercard Incorporated

Officer’s Certificate

February 26, 2018

Pursuant to Sections 102 and 301 of the Indenture dated as of March 31, 2014 (the “Indenture”) by and between Mastercard Incorporated (the “Issuer”) and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the undersigned officer does hereby certify, in connection with the issuance of (i) $500,000,000 aggregate principal amount of 3.500% Notes due 2028 (the “2028 Notes”) and (ii) $500,000,000 aggregate principal amount of 3.950% Notes due 2048 (the “2048 Notes” and, together with the 2028 Notes, the “Notes”), that the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

1.	2028 Notes

Title	3.500% Notes due 2028

Issuer	Mastercard Incorporated

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent	Deutsche Bank Trust Company Americas

Aggregate Principal Amount at Maturity	$500,000,000

Principal Payment Date	February 26, 2028

Interest	3.500% per annum

Date from which Interest will Accrue	February 26, 2018

Interest Payment Dates	February 26 and August 26, beginning on August 26, 2018

Record Dates	February 11 and August 11

Redemption

The Issuer may at its option redeem the 2028 Notes in whole or in part, at any time or from time to time prior to November 26, 2027 (three months prior to the maturity date of the 2028 Notes), on at least 30 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2028 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2028 Notes being redeemed; or

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (assuming the 2028 Notes matured on November 26, 2027) (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate (as defined in the 2028 Notes) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

On or after November 26, 2027 (three months prior to the maturity date of the 2028 Notes), the Issuer may redeem the Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

Ranking	The 2028 Notes will be the Issuer’s senior unsecured obligations and will rank equally with the Issuer’s other senior unsecured and unsubordinated debt from time to time outstanding.

Conversion	None

Sinking Fund	None

Denominations	$2,000 and any integral multiple of $1,000 in excess thereof.

CUSIP/ISIN	57636QAJ3 / US57636QAJ31

Miscellaneous	The terms of the 2028 Notes shall include such other terms as are set forth in the form of 2028 Notes attached hereto as Exhibit A and in the Indenture. In addition, the global notes for the 2028 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

2.	2048 Notes

Title	3.950% Notes due 2048

Issuer	Mastercard Incorporated

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent	Deutsche Bank Trust Company Americas

Aggregate Principal Amount at Maturity	$500,000,000

Principal Payment Date	February 26, 2048

Interest	3.950% per annum

Date from which Interest will Accrue	February 26, 2018

Interest Payment Dates	February 26 and August 26, beginning on August 26, 2018

Record Dates	February 11 and August 11

Redemption

The Issuer may at its option redeem the 2048 Notes in whole or in part, at any time or from time to time prior to August 26, 2047 (six months prior to the maturity date of the 2048 Notes), on at least 30 days, but not more than 60 days, prior notice mailed or electronically delivered to the registered address of each holder of record of the 2048 Notes, at a redemption price, calculated by the Issuer, equal to the greater of:

(i) 100% of the principal amount of the 2048 Notes being redeemed; or

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (assuming the 2048 Notes matured on August 26, 2047) (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate (as defined in the 2048 Notes) plus 12.5 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

On or after August 26, 2047 (six months prior to the maturity date of the 2048 Notes), the Issuer may redeem the Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

Ranking	The 2048 Notes will be the Issuer’s senior unsecured obligations and will rank equally with the Issuer’s other senior unsecured and unsubordinated debt from time to time outstanding.

Conversion	None

Sinking Fund	None

Denominations	$2,000 and any integral multiple of $1,000 in excess thereof.

CUSIP/ISIN	57636QAK0 / US57636QAK04

Miscellaneous	The terms of the 2048 Notes shall include such other terms as are set forth in the form of 2048 Notes attached hereto as Exhibit B and in the Indenture. In addition, the global notes for the 2048 Notes shall include the following language: “To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.”

Subject to the covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate or supplemental indenture, to issue additional notes from time to time under each series of Notes issued hereby. Any such additional notes of a series shall have identical terms as the 2028 Notes or the 2048 Notes, as the case may be, issued on the issue date, other than with respect to the date of issuance, the issue price, the date interest begins to accrue and, in certain circumstances, the first interest payment date (together the “Additional Notes”); provided that if the Additional Notes are not fungible with the 2028 Notes or the 2048 Notes, as the case may be, for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP and/or ISIN number, as applicable. Any Additional Notes will be issued in accordance with Section 301 of the Indenture.

The undersigned officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In such officer’s opinion, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned officer of the Issuer has duly executed this certificate as of the date first written above.

MASTERCARD INCORPORATED

By:	/s/ Alfred Kibe
	Name:	Alfred Kibe
	Title:	Corporate Treasurer

[Signature page to Officer’s Certificate (Indenture)]

EXHIBIT A

FORM OF NOTE DUE 2028

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

MASTERCARD INCORPORATED

3.500% Note due 2028

No. [●]	CUSIP: 57636QAJ3
ISIN No.: US57636QAJ31
$[●]

MASTERCARD INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on February 26, 2028.

Interest Payment Dates: February 26 and August 26 (each, an “Interest Payment Date”), beginning on August 26, 2018.

Interest Record Dates: February 11 and August 11 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

MASTERCARD INCORPORATED

By:
Name:
Title:

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

Date:	, 2018	By:
Authorized Signatory

(REVERSE OF NOTE)

MASTERCARD INCORPORATED

3.500% Notes due 2028

1.	Interest

Mastercard Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 26, 2018. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 26, 2018. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.500% Notes due 2028 (the “Notes”) issued under an indenture dated as of March 31, 2014 (the “Base Indenture”) by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate dated February 26, 2018, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

5.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Note.

6.	Redemption.

Prior to November 26, 2027 (three months prior to the maturity date of the Notes), the Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (assuming the Notes matured on November 26, 2027) (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes to be redeemed (assuming the Notes matured on November 26, 2027) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming the Notes matured on November 26, 2027).

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Issuer shall appoint to act as the Independent Investment Banker from time to time.

“Reference Treasury Dealer” means (1) any of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBS Securities Inc. and a Primary Treasury Dealer selected by Lloyds Securities Inc. and each of their respective successors, unless such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers the Issuer selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the applicable Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated by the Issuer on the third business day preceding the redemption date. As used in the immediately preceding sentence and in the definition of “Reference Treasury Dealer Quotations” above, the term “business day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York City.

On or after November 26, 2027 (three months prior to the maturity date of the Notes), the Issuer may redeem the Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 30 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature:

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

EXHIBIT B

FORM OF NOTE DUE 2048

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

MASTERCARD INCORPORATED

3.950% Note due 2048

No. [●]	CUSIP No.: 57636QAK0
ISIN No.: US57636QAK04
$[●]

MASTERCARD INCORPORATED, a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of [●] DOLLARS on February 26, 2048.

Interest Payment Dates: February 26 and August 26 (each, an “Interest Payment Date”), beginning on August 26, 2018.

Interest Record Dates: February 11 and August 11 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

MASTERCARD INCORPORATED

By:
Name:
Title:

This is one of the Securities of the series designated therein and referred to in the within-mentioned Indenture.

Deutsche Bank Trust Company Americas, as Trustee

Date: , 2018	By:
Authorized Signatory

(REVERSE OF NOTE)

MASTERCARD INCORPORATED

3.950% Notes due 2048

1.	Interest

Mastercard Incorporated (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from February 26, 2018. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing August 26, 2018. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, Deutsche Bank Trust Company Americas (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3.	Indenture; Defined Terms.

This Note is one of the 3.950% Notes due 2048 (the “Notes”) issued under an indenture dated as of March 31, 2014 (the “Base Indenture”) by and between the Issuer and the Trustee, as supplemented by an Officer’s Certificate dated February 26, 2018, issued pursuant to Section 301 of the Indenture (together with the Base Indenture, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect on the date on which the Indenture was qualified under the Trust Indenture Act. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and holders of Notes are referred to the Indenture and the Trust Indenture Act for a statement of them.

To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part except the unredeemed portion of any Note being redeemed in part.

5.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of each series of Outstanding Securities (including the Notes) under the Indenture that is affected by such amendment, supplement or waiver (voting as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the Trust Indenture Act, or make any other change that does not adversely affect the rights of any Holder of a Note.

6.	Redemption.

Prior to August 26, 2047 (six months prior to the maturity date of the Notes), the Issuer may at its option redeem any of the Notes in whole or in part at any time, each at a redemption price calculated by the Issuer equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed; and

(ii)    the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (assuming the Notes matured on August 26, 2047) (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate (as defined below) plus 12.5 basis points, plus, in each case, accrued and unpaid interest thereon to the date of redemption.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the Notes to be redeemed (assuming the Notes matured on August 26, 2047) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes (assuming the Notes matured on August 26, 2047).

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means one of the Reference Treasury Dealers that the Issuer shall appoint to act as the Independent Investment Banker from time to time.

“Reference Treasury Dealer” means (1) any of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBS Securities Inc. and a Primary Treasury Dealer selected by Lloyds Securities Inc. and each of their respective successors, unless such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Issuer will substitute another Primary Treasury Dealer and (2) any other Primary Treasury Dealers the Issuer selects.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to: (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue; provided that, if no maturity is within three months before or after the Remaining Life of the Notes to be redeemed, yields for the two published maturities most closely corresponding to the applicable Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis, rounding to the nearest month; or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for the applicable Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the related Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated by the Issuer on the third business day preceding the redemption date. As used in the immediately preceding sentence and in the definition of “Reference Treasury Dealer Quotations” above, the term “business day” means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in New York City.

On or after August 26, 2047 (six months prior to the maturity date of the Notes), the Issuer may redeem the Notes, in whole or in part, at any time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The provisions of Article XI of the Indenture shall apply to any redemption of the Notes.

Notice of any redemption will be mailed or electronically delivered at least 30 days but not more than 60 days before the redemption date to each Holder of record of the Notes to be redeemed at its registered address. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the applicable procedures of the Depositary, in the case of Notes represented by a Global Note, or by lot, in the case of Notes that are not represented by a Global Note.

7.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then the Trustee may and, at the direction of the Holders of at least 25% in principal amount of the outstanding Notes, shall by written notice, require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes together with all accrued and unpaid interest and premium, if any, will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it reasonably requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is not opposed to their interest.

8.	Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

9.    Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature:

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee